J.P. MORGAN ACCEPTANCE CORPORATION II

Exhibit 99.11

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by JPMorgan Chase Bank, National Association, through a bulk purchase. The review included a total of four hundred fifty-six (456) residential mortgage loans, in connection with the securitization identified as JPMMT 2025-NQM2 (the “Securitization”). The Review was conducted from July 2024 through April 2025 on mortgage loans originated between May 2024 and March 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

○	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;

○	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance;

○	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;

○	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves;

○	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport);

○	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;

○	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

○	Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity;

○	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation;

○	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file;

○	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been given signing authority on behalf of the borrowing entity.

(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

○	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;

○	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;

○	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;

○	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;

○	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;

○	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;

○	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;

○	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;

○	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:

○	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;

○	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards;

○	Debt-Service Coverage Ratios “DSCR”: Applicable to DSCR loans, calculate the debt-service coverage ratio to ensure it meets minimum guideline standards;

○	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;

○	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;

○	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. For Business Purpose and Investment loans, verify the presence of a borrower executed affidavit confirming the commercial/business purpose of the loan and ensure that no other documentation in the loan file indicates the subject property is being used for non-business purposes;

○	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;

○	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;

○	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;

○	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;

○	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;

○	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance

Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

iv.	Confirm a full three (3) day rescission period was provided to the borrower(s)

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements, and that property is in “average” condition or better. If the property requires cosmetic improvements (as defined by the appraiser), confirm that they do not affect habitability.

b.	As applicable, assess rental income schedules

c.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

d.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

e.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

f.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

g.	Ensure that the appraisal conforms to the guidelines provided from the Client.

h.	Review appraisal to ensure all required documents were included.

i.	Review location map provided within the appraisal for external obsolescence.

j.	Ensure highest and best use and zoning complies with guidelines.

k.	Confirm there are no marketability issues that affect the subject property.

l.	Ensure subject property does not suffer any functional obsolescence.

m.	As applicable, assess rental income schedules

n.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

o.	Additional valuation products were not required when the CU score provided was 2.5 or below or the Federal Home Loan Mortgage Corporation Loan Collateral Advisor appraisal (“LCA”) risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA appraisal risk score was not eligible for Collateral Rep and Warranty relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or Collateral Rep and Warranty relief eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (456 loans in total):

One hundred seventy-five (175) loans had a Desktop Review, fifteen (15) loans had an AVM, twenty (20) loans had a BPO, and eight (8) loans had a Second Appraisal. Consolidated Analytics has independent access to the Desktop Review ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or the AVM FSD score did not meet allowable thresholds, then a Desktop Review, Field Review, Broker Price Opinion (BPO) along with a Reconciliation of the value, or a 2nd appraisal was required.

There was one (1) occurrence of this. In this instance, the additional valuation product supported origination value within 10%.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred fifty-six (456) mortgage loans reviewed, one hundred ninety-five (195) unique mortgage loans (42.76% by loan count) had a total of three hundred and five (305) tape discrepancies across forty-three (43) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Application Date	49	16.07%
DSCR	44	14.43%
Property Type	18	5.90%
Property Units	16	5.25%

Interest Rate	15	4.92%
P&I	14	4.59%
Qualifying FICO	13	4.26%
PITIA	12	3.93%
As-Is Value	12	3.93%
Qualifying Total Debt Income Ratio	11	3.61%
Property Value	10	3.28%
Borrower 1 FTHB	10	3.28%
LTV	9	2.95%
Loan Purpose	8	2.62%
Closing/Settlement Date	7	2.30%
Loan Amount	7	2.30%
Sales Price	6	1.97%
NON QM Months Reserves	5	1.64%
Borrower 1 Self-Employment Flag	5	1.64%
Borrower 1 Citizen	4	1.31%
T & I Payment	3	0.98%
Borrower 2 Self-Employment Flag	2	0.66%
Qualifying Housing Debt Income Ratio	2	0.66%
Monthly Insurance	2	0.66%
Number of Borrowers	2	0.66%
Borrower 1 SSN	2	0.66%
Months Since Bankruptcy	1	0.33%
Qualifying HLTV	1	0.33%
Property Zip Code	1	0.33%
Closing Date	1	0.33%
Qualifying Monthly P&I Amount	1	0.33%
Borrower 2 Origination FICO	1	0.33%
Borrower 1 First Name	1	0.33%
Prepymt - May/Will Not Penalty	1	0.33%
Cash Disbursement Date	1	0.33%
Primary Appraised Property Value	1	0.33%
Interest Only	1	0.33%
Property County	1	0.33%
City	1	0.33%
Mo Pymt (P&I)	1	0.33%
Interest Only Term	1	0.33%
Borrower 3 Self-Employment Flag	1	0.33%
Borrower 4 Last Name	1	0.33%
Grand Total	305	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	418	$154,840,974.00	91.67%
Event Grade B	38	$17,553,871.00	8.33%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	456	$172,394,845.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	430	94.30%
Event Grade B	26	5.70%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	456	100.00%
Compliance Results (As applicable, 314 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	134	94.37%
Event Grade B	8	5.63%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	142	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample

Event Grade A	450	98.68%
Event Grade B	6	1.32%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	456	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	No Credit Findings	123
		Title Insurance Coverage - Inadequate Coverage	30
		Deed Missing or Defective	16
		Title Insurance Missing or Defective	8
		Closing Protection Letter Missing or Defective	7
		Conveyance Deed Missing or Defective	5
		Hazard Insurance Missing or Defective	4
		Loan Application Missing or Defective	4
		Subject Property Lease - Missing or Defective	3
		PUD Rider is Missing	3
		Borrower Contributions Do Not Met Guideline Minimum	3
		Entity Documentation - Missing or Defective	3
		Property Title Issue	2
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
		Third Party Fraud Report not Provided	2

Borrower Non-US Citizen Identification Document Missing	2
Audited DTI Exceeds Guideline DTI	2
Chain of Title Missing or Defective	2
Closing Documentation Missing or Defective	2
The Final 1003 is Missing	2
The Deed of Trust is Missing	2
Hazard Insurance Effective Date is after the Disbursement Date	2
The Final 1003 is Incomplete	2
Hazard insurance dwelling coverage is not sufficient	1
Asset Documentation Missing or Defective	1
Mortgage Payment History Missing or Defective	1
Asset Qualification Does Not Meet Guideline Requirements	1
Purpose does not meet eligibility requirement(s)	1
Hazard Insurance Policy is Partial	1
Asset 5 Missing	1
Housing History Does Not Meet Guideline Requirements	1
No evidence of required debt payoff	1
Income and Employment Do Not Meet Guidelines	1
Purchase Contract is Incomplete	1
Income/Employment General	1
Sales Contract Missing or Defective	1
Insufficient Assets for Reserves	1
Missing Taxpayer First Act Disclosure	1
Insufficient Assets to Close	1

Credit	Missing VOM or VOR	1
	The Deed of Trust is Not Executed	1
	Credit Report Missing or Defective	1
	Borrower Requirements Not Met	1
	OFAC Check Not Completed and/or Cleared	1
	Asset 5 Does Not Meet Guideline Requirements	1
	DTI (Back) Ratio does not meet eligibility requirement(s)	1
	Title Document is Partially Present	1
	Purchase is not considered to be an Arm’s Length Transaction	1
	Background Check Missing or Defective	1
	Release of Lien/Subordination Agreement/Satisfaction Missing or Defective	1
	Missing Letter of Explanation (Assets)	1
	Borrower 1 Gap Credit Report is Missing	1
	Missing Letter of Explanation (Credit)	1
	Closing Disclosure/Settlement Statement Missing or Defective	1
	Missing Property Tax Cert	1
	All Interested Parties Not Checked with Exclusionary Lists	1
	The Note is Missing	1
	Maturity Date is not the first of the month	1
	Title Coverage is Less than Subject Lien	1
	Minimum Credit Trade Line Requirement Not Met	1
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
	Missing attorney opinion letter/trust review documentation	1
	Borrower 1 3rd Party VOE Prior to Close Missing	1

	Missing Lender Income Calculation Worksheet	1
	Total Credit Grade (A) Exceptions:	272
B	Audited FICO is less than Guideline FICO	3
	Title Insurance Missing or Defective	3
	Title Insurance Coverage - Inadequate Coverage	3
	DSCR Minimum Not Met	2
	Mortgage Payment History Missing or Defective	2
	Audited HCLTV Exceeds Guideline HCLTV	2
	Audited LTV Exceeds Guideline LTV	2
	Audited CLTV Exceeds Guideline CLTV	2
	Income documentation does not meet guidelines	1
	Borrower and Mortgage Eligibility	1
	Minimum Loan Amount Not Met	1
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
	Citizenship Does Not Meet Guideline Requirements	1
	Title issue	1
	Insufficient Liquidity	1
	Excessive Cash-Out Refinance	1
	Borrower 1 IRS Transcripts Do Not Match Income Docs	1
	Guideline Seasoning not Met	1
	Borrower Contributions Do Not Met Guideline Minimum	1
	Housing History Does Not Meet Guideline Requirements	1
	Income and Employment Do Not Meet Guidelines	1
	Entity Documentation - Missing or Defective	1

		Total Credit Grade (B) Exceptions:	33
Compliance	A	No Compliance Findings	59
		Higher-Priced Mortgage Loan Test	43
		eSigned Documents Consent is Missing	18
		CA AB 260 Higher-Priced Mortgage Loan Test	13
		Missing Required Affiliated Business Disclosure	10
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	7
		Charges That Cannot Increase Test	4
		Lender Credits That Cannot Decrease Test	4
		Charges That In Total Cannot Increase More Than 10% Test	3
		Homeownership Counseling Disclosure Is Missing	2
		The Note is Not Executed	1
		Collateral Protection Notice is Missing	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	1
		Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
		Missing Initial Escrow Disclosure	1
		TILA Finance Charge Test	1
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		TRID: Closing disclosure loan terms- Prepayment Penalty	1
		TRID: Missing Closing Disclosure	1
		Intent to Proceed is Missing	1
		Qualified Mortgage Safe Harbor Threshold	1
		Total Compliance Grade (A) Exceptions:	175

	B	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	3
		Missing Credit Score Disclosure (FACTA)	2
		Charges That Cannot Increase Test	2
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	8
Property	A	No Property Findings	129
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	9
		Appraisal Review - Missing	5
		Hazard Insurance Missing or Defective	5
		Subject Property Lease - Missing or Defective	2
		HOA Questionnaire is Incomplete	1
		Exterior Inspection Missing or Defective	1
		Desk Review Variance > 10%	1
		Appraiser Inspection/Certification Missing or Defective	1
		Appraisal Missing or Defective	1
		General Eligibility	1
		Total Property Grade (A) Exceptions:	156
	B	Desk Review Variance > 10%	2
		Ineligible Property	2
		Appraisal is Expired	1
		Property/Appraisal General	1
		Property has been listed for sale in the past 6 months	1
		Total Property Grade (B) Exceptions:	7

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.